Exhibit 99.2

April 9, 2008

To EP MedSystems team:

Earlier today, St. Jude Medical, Inc. and EP MedSystems issued a joint press release announcing that St. Jude Medical is buying EP MedSystems. We are joining a strong partner: St. Jude Medical, Inc. was named the No. 1 medical device company for 2007 and 2008 by Fortune Magazine, also ranking No. 1 in People Management in its segment.

Today’s announcement is the first step in a process leading to a combination of the two companies. While I know there are many questions, some of which we may not be able to answer immediately, we want to start the process of discussing the combination. We will give you an overview of St. Jude Medical when we meet later today, and you can learn more about St. Jude Medical at: www.sjm.com

St. Jude Medical established its Atrial Fibrillation division in 2004 to focus on medical technology and services to help cure atrial fibrillation as well as address the broad field of electrophysiology. Adding EP MedSystems will give the company a broader product footprint in the EP Lab and provide two new growth drivers to their program.

Our strong number two position in EP recording systems will offer significant leverage through St. Jude Medical’s distribution organizations, and their resources for product development and opportunities for integration can leverage our technology platforms to enhance future capabilities at a faster rate than we could achieve independently. Our presence in the ICE marketplace, and our ViewFlex® Plus catheter to be launched this quarter, can readily be leveraged with the same distribution and development strengths.

The best business combinations generate synergies so that both businesses are more valuable together than either business was on a stand-alone basis. On behalf of the leadership team and myself, I want to thank you for your personal and professional commitment to helping EP MedSystems achieve its success to date. I look forward to working with you as we combine with St. Jude Medical to serve our common customers and the patients that they care for.

Regards,

David Bruce

EP MedSystems President and Chief Executive Officer

Forward-Looking Statements

This letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such forward-looking statements include statements regarding the successful integration of the EP MedSystems business into St. Jude Medical, the expansion of St. Jude Medical’s product offering, and the ability to realize growth and efficiencies as a result of the transaction. The statements made in this letter are based upon current expectations and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such statements involve potential risks and uncertainties, such as whether the transaction will be approved by the shareholders of EP MedSystems or by regulatory authorities, whether each of the other conditions to closing set forth in the merger agreement will be met, the ability of St. Jude Medical to integrate EP MedSystems successfully, whether the transaction will result in the enhancement of value and benefits to physician customers and to St. Jude Medical’s and EP MedSystems’ shareholders, and the general effects of financial, economic, regulatory and political conditions affecting the medical device development, manufacture, sales and service industries. Neither St. Jude Medical nor EP MedSystems intends to update these statements or undertakes any duty to any person to provide any such update under any circumstance.

Additional Information

St. Jude will file a registration statement on Form S-4 containing a proxy statement addressed to the Company’s shareholders and a prospectus for the St. Jude stock to be offered in the Merger with the Securities and Exchange Commission (the “SEC”). A definitive proxy statement will be sent to the Company’s shareholders seeking their approval of the Merger. Investors and shareholders are urged to read the registration statement carefully when it becomes available, because it will contain important information about the Merger. Investors and shareholders may obtain a free copy of the registration statement, when it becomes available, and other documents filed with, or furnished to, the SEC by St. Jude or the Company at the SEC’s website at http://www.sec.gov. Copies of the registration statement and other documents filed by St. Jude or the Company with the SEC may also be obtained for free from the Company by directing a written request to EP MedSystems, Inc., 575 Route 73 North, Building D, West Berlin, New Jersey, or from St. Jude by directing a written request to St. Jude, Inc., One Lillehei Plaza, St. Paul, Minnesota 55117.

2007 Product Divisions:
Cardiac Rhythm Management
Atrial Fibrillation
Cardiovascular
Neuromodulation
Worldwide Employees:
12,000+
Countries:
100+
•
Mission:
St. Jude Medical is dedicated to making life better for cardiac, neurological and chronic pain patients worldwide through
excellence in medical device technology and services.
About St. Jude Medical
Founded:
1976 as a heart valve company
Headquarters:
St. Paul, MN
2007 Revenue:
$3.8 Billion

2 Organization U.S. Division International Division Cardiac Rhythm Management Cardiovascular Atrial Fibrillation Neuro- modulation

SPECIAL ANNUAL ISSUE
BusinessWeek
THE BUSINESSWEEK FIFTY
America's Best Managed Companies
Forbes
SEAGATE
HEALTH CARE EQUIPMENT & SERVICES
ST. JUDE MEDICAL
The Top 10
MD&DI
MD&DI's Manufacturers of the Year
St. Jude Medical
Fox Hollow Technologies
Restore Medical

ST. JUDE MEDICAL

Recognition
St. Jude Medical was named #1 on FORTUNE
magazine’s
2007 and
2008 “Most Admired Companies” list for Medical
Products and Equipment Companies.
Other accolades include:
• BusinessWeek ranked St. Jude Medical among the top
50 organizations to launch a career in 2007
• FORTUNE magazine listed St. Jude Medical among its
“Most Admired Companies” in 2005
and 2006.
• In 2005, Medical Device & Diagnostic Industry named St.
Jude Medical the “Medical Device Manufacturer of the
Year.”
• BusinessWeek listed St. Jude Medical in its list of the
“Top 50 Managed Companies” in both 2003
and 2004.

U.S. Offices
Cardiac Rhythm Management
Sylmar, CA
Neuromodulation
Plano, TX
U.S. Division
Austin, TX
Corporate HQ
St. Paul, MN
International Division
St. Paul, MN
Cardiovascular
Division
St. Paul, MN
Atrial Fibrillation
Division
Maple Grove, MN
12 Area Offices

Revenue ($millions)
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Nov-07

ST. JUDE MEDICAL

Atrial Fibrillation Division
Atrial Fibrillation
•
Effective July 2004, St. Jude Medical established the Atrial Fibrillation
Division in order to focus on medical technology and services to help cure atrial fibrillation as well as address the broad field of electrophysiology.
Atrial Fibrillation Quarterly Product Sales
$30
$40
$50
$60
$70
$80
$90
$100

6 Ablation and Advanced Ablation Leadership In Electrophysiology Mapping and Visualization Access and Guidance • 10 new AF product introductions in 2007

Making Life Better
•
An industry leader for more than 30 years
–
Committed to technology excellence and innovation
–
Focused on balancing short-term financial results with long-term investments
•
An industry partner to physicians and the patients they serve
–
Dedicated to R&D and clinical research
–
Focused on positive patient outcomes
“I never felt better in my life.”
• “I can tell already it has given me my life back.”
•
“I feel like a young mother again!”

Additional Information
•
St. Jude will file a registration statement on Form S-4 containing a proxy statement addressed to the Company’s shareholders and a prospectus for the St. Jude stock to be offered in the Merger with the Securities and Exchange Commission (the “SEC”). A definitive proxy statement will be sent to the Company’s shareholders
seeking their approval of the Merger. Investors and shareholders are urged to read the registration statement carefully when it becomes available, because it will contain important information about the Merger. Investors and shareholders may obtain a free copy of the registration statement, when it becomes available, and other documents filed with, or furnished to, the SEC by St. Jude or the Company at the SEC’s
website at http://www.sec.gov. Copies
of the registration statement and other documents filed by St. Jude or the Company with the SEC may also be obtained for free from the Company by directing a written request to EP MedSystems,
Inc., 575 Route 73 North, Building D, West Berlin, New Jersey, or
from St. Jude by directing a written request to St. Jude, Inc., One
Lillehei Plaza, St. Paul, Minnesota 55117.